UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2018

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

133 E. Warm Springs Road, Ste. 102 Las Vegas, Nevada		89119
(Address of principal executive offices)		(Zip Code)

(702) 685-1000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective December 31, 2018, Nevada Gold & Casinos, Inc. (the “Company”) and Nevada Gold & Casinos LV, LLC, a wholly-owned subsidiary of the Company (“NGC LV”), completed the sale of substantially all of their assets related to Club Fortune Casino located in Henderson, Nevada (“Club Fortune”) to Truckee Gaming, LLC (“Truckee”). The sale was effected pursuant to a previously announced Asset Purchase Agreement dated as of June 26, 2018 (the “Asset Purchase Agreement”), by and among Truckee, NGC LV, and the Company.

The purchase price was approximately $14.65 million, subject to certain post-closing purchase price adjustments, including a post-closing working capital true-up. A portion of the purchase price was used by the Company to pay in full the outstanding principal and other amounts due under the Company’s credit agreement with Mutual of Omaha Bank.

The closing of the sale of Club Fortune and the payoff of all amounts due under the Company’s credit agreement with Mutual of Omaha Bank satisfied two of the conditions to the consummation of the transactions contemplated by the previously announced Agreement and Plan of Merger dated as of September 18, 2018 (the “Merger Agreement”), as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of November 29, 2018 (“Amendment No. 1 to Merger Agreement”), by and among the Company, Maverick Casinos LLC, a Nevada limited liability company (“Parent”), and Maverick Casinos Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of Parent, (“Merger Sub”) including the merger of Merger Sub with and into the Company (the “Merger”), as a result of which the Company will continue as the surviving corporation and a wholly-owned subsidiary of Parent.

The foregoing summaries of the Asset Purchase Agreement, the Merger Agreement, as amended by Amendment No. 1 to Merger Agreement, and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of (i) the Asset Purchase Agreement, a copy of which was filed as Exhibit 10.13 to the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2018 filed on July 26, 2018 and is incorporated herein by reference, (ii) the Merger Agreement, a copy of was filed as Exhibit 2.1 under Item 1.01 to the Company’s Current Report on Form 8-K filed on September 18, 2018 and is incorporated herein by reference, and (iii) Amendment No. 1 to Merger Agreement, a copy of which was filed as Exhibit 2.1 under Item 1.01 to the Company’s Current Report on Form 8-K filed on November 30, 2018 and is incorporated herein by reference.

Item 8.01 Other Events.

The information contained in Item 2.01 of this report is hereby incorporated herein by reference.

Forward Looking Statements

This report contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “anticipate,” “believe,” “expect,” “future,” “intend,” “plan,” and similar expressions to identify forward-looking statements. Forward-looking statements include, without limitation, the satisfaction of the conditions to completion the Merger in the anticipated timeframe or at all, the financing of the Merger, risks related to the financing of the Merger, the effect of the announcement of the transactions on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, partners, and others with whom it does business, or on its operating results and businesses generally, and the Company’s ability to increase income streams, to grow revenue and earnings, and to obtain additional gaming and other projects. These statements are only predictions and are subject to certain risks, uncertainties, and assumptions, which include, but are not limited to, those identified and described in the Company’s public filings with the United States Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments, or otherwise, except as expressly required by law.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company has filed a preliminary proxy statement with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement to each stockholder entitled to vote at the special meeting relating to the proposed Merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES THERETO. The definitive proxy statement and other relevant materials in connection with the proposed Merger (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or, without charge, from the Company by mail or online from the Company’s website at www.nevadagold.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company stockholders with respect to the proposed Merger. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2018, filed with the SEC on July 26, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed Merger.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated statements of operations of the Company for the six months ended October 31, 2018 and the fiscal years ended April 30, 2018 and 2017 are included as Exhibit 99.1 to this report and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Consolidated Financial Statements of Nevada Gold & Casinos, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2019

NEVADA GOLD & CASINOS, INC.

By:	/s/ Michael P. Shaunnessy
	Name:	Michael P. Shaunnessy
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number	Description

99.1	Unaudited Pro Forma Consolidated Financial Statements of Nevada Gold & Casinos, Inc.